EXHIBIT 99.1

American Resources Corporation Reports First Quarter 2022 Financial Results and Provides Business Outlook

Company reports adjusted EBITDA for the 1Q 2022 of $5.8 million

On track be the first in the U.S. to produce isolated and purified critical and rare earth elements (REEs) and bring the most environmentally-safe refining solutions to the domestic marketplace

Significant increase in carbon demand and price realization being seen as Company scales operations and on track this March to realize operating profit

Current specialty and metallurgical carbon backlog represents approximately $110 million

Company highly aligned with major U.S. priorities in both infrastructure and electrification

Strong balance sheet provides financial strength and flexibility to execute on its innovation, collaboration and growth plans

Company to host update conference call today at 4:30 PM ET

May 16, 2022 | Source: American Resources Corporation

FISHERS, INDIANA / ACCESSWIRE / May 16, 2022 / American Resources Corporation (NASDAQ:AREC) (“American Resources” or the “Company”), a next generation and socially responsible supplier of rare earth and critical elements, carbon and advanced carbon materials to the new infrastructure and electrification marketplace, today announced financial results for the first quarter of 2022 and provided a corporate update.  The Company will host a conference call and webcast, today, May 16, 2022, at 4:30 PM ET (details below).

Mark Jensen, Chairman and CEO of American Resources Corporation commented, “The first three months of 2022 showcased the steady progression of our carbon business.  As we’ve recently discussed, the majority of our carbon sales during the first quarter occurred in the March month as we realized a more consistent run rate of production with additional operating sections now online at our producing mines.  Today, we continue to see the fruits of our investments and continue to drive carbon production growth forward at our current operations.  We continue to see constrained supply throughout the industry and as a result, are benefitting from a strong pricing environment.  Additionally, our American Rare Earth subsidiary is closing in on a major milestone, not just for our Company, but for our country and domestic supply chain as a whole.  We remain on track to having our final stage rare earth and critical mineral isolation and purification facility operating in the coming weeks.  Being the first domestic, commercial supplier of isolated and purified critical and rare earth minerals, while addressing the sustainability of those materials is something that we are very proud of and believe differentiates us.”

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First Quarter 2022 Key Highlights

American Rare Earth

•	Established and entered into a strategic partnership with the venture capital investment arm of The Heritage Group, HG Ventures LLC (“Heritage”) to expedite the path of being the United States’ first and lowest cost producer of domestically-sourced and sustainable, purified critical and rare earth elements to support the rapid demand growth of battery and magnet metals.

•	Partnered with IN3, a leading applied research institute and collaborative organization, to help expand its industry relationships and further secure inroads to promote American Rare Earth’s commercial production of critical and rare earth elements such as lithium, cobalt, nickel, neodymium, praseodymium and dysprosium at its production facilities.

American Carbon

•	Acquired the operating rights to a PCI carbon surface mine operation to further expand the production of their McCoy Elkhorn Complex in Pike County, Kentucky.

•	Added to its fleet of equipment at its Carnegie #1 mine to double its production of high-quality metallurgical carbon.

•

Expanded its sales commitments for a portion of its specialty carbon stoker products for the second quarter of 2022 by approximately 15,000 tons at a record average price realization in the mid $200 per ton.

“Looking forward to the remainder of 2022, our excitement over the opportunities we have in front of us continues to reach an all-time high.  Our current specialty and metallurgical carbon backlog represents approximately $110 million and our carbon production continues to scale and become more consistent.  Our first-class set of assets is beginning to showcase our low-cost and growth attributes with the investments we’ve made and with the future investments we’re planning at our Wyoming County, West Virginia complex.  Additionally with the recent leasing of our Deane Mining complex, we are monetizing our non-core asset base with a low cost, high margin cash flow stream and allows us to further leverage the strong carbon market,” continued Mr. Jensen.

“The opportunity for American Rare Earth continues to manifest at a very rapid pace and continues to be bolstered by our tremendous team and partnerships.  We wholeheartedly believe that the greatest impact we can make to our domestic supply of critical and REEs is to provide the most efficient and environmentally-safe solutions for the final stage of separation and purification while providing a sustainable and circular supply of critical materials.  The imminent commencement of our first purification facility marks a tremendous milestone and one that we’re confident will usher us to very exciting places.”

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Expected Near-Term Catalysts

•	Closing of $45 million West Virginia tax-exempt industrial development bonds for Company’s Wyoming County advanced carbon and rare earth processing facility.

•	Additional American Rare Earth upstream and downstream partnerships to bolster feedstocks of end-of-life products for critical and REEs and offtake customers of recycled, sustainable and domestic sources of high-purity battery and magnet metals.

•	Imminent commencement of its critical and rare earth purification facility and being the first domestic, commercial producer of isolated and high-purity battery and magnet metals.

Conference Call Information

American Resources management will host a conference call for investors, analysts and other interested parties today, Monday, May 16, 2022 at 4:30 PM ET.

Interested participants and investors may access the conference call by dialing (888) 437-3179 and referencing American Resources Corporation’s First Quarter 2022 Conference Call, or by the webcast link here.

Financial Results for First Quarter 2022

For the first quarter of 2022, American Resources reported a net income loss of $2.75 million, or a loss of $0.04 per share for the three months ended March 31, 2022, as compared with a net income loss of $6.4 million, or $0.14 per share in the prior-year period.  The Company earned adjusted earnings before interest, taxes, depreciation, amortization, equity-based compensation, warrant expense and development and restructuring costs (“Adjusted EBITDA”) of a $5.8 million in the first quarter of 2022, as compared with an Adjusted EBITDA loss of $2.8 million for the first quarter of 2021.

First Quarter 2022 Summary

Total revenues were $9.08 million for the first quarter of 2022 compared to revenues of $0.01 million during the first quarter of 2021.  General and administrative expenses for the first quarter of 2022 were $1.0 million compared to $1.1 million in the prior year period.  American Resources incurred interest expense of $393,696 during the first quarter of 2022 compared to $491,113 during the first quarter of 2021.  Development costs during the quarter were $6.8 million, compared to $8.1 million in the fourth quarter of 2021.

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AMERICAN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

UNAUDITED

	For the three months ended	For the three months ended
	March 31, 2022	March 31, 2021

Coal Sales	$9,031,259	$3,274
Metal recovery and sales	37,226	-
Royalty Income	12,137	7,372

Total Revenue	9,080,622	10,646

Cost of Coal Sales and Processing	(2,890,858)	(800,515)
Accretion Expense	(267,622)	(305,636)
Depreciation	(626,042)	(393,530)
Amortization of Mining Rights	(303,394)	(311,685)
General and Administrative	(1,020,814)	(1,081,447)
Professional Fees	(350,938)	(710,032)
Production Taxes and Royalties	(819,477)	(568,182)
Development Costs	(6,784,188)	(1,811,951)

Total Operating expenses	(13,063,333)	(5,982,978)

Net Loss from Operations	(3,983,711)	(5,972,332)

Other Income and (expense)
Other Income	82,156	35,296
Gain on cancelation of debt	1,521,304
Amortization of debt discount and debt issuance costs	-	(2,879)
Interest Income	10,045	41,171
Interest expense	(383,696)	(491,113)
Total Other income (expense)	1,229,809	(417,525)

Net Loss	(2,752,902)	(6,389,857)

Less: Net Loss attributable to Non controlling interest	7,884	-

Net loss attributable to American Resources Corp. Shareholders	$(2,745,018)	$(6,389,857)

Net loss per common share - basic and diluted	$(0.04)	$(0.14)

Weighted average common shares outstanding- basic and diluted	65,253,533	46,917,910

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AMERICAN RESOURCES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEETS

UNAUDITED

	March 31, 2022	December 31, 2021
ASSETS
CURRENT ASSETS
Cash	$5,217,204	$11,492,702
Accounts Receivable	2,856,324	3,175,636
Inventory	1,236,065	-
Prepaid fees	1,576,015	624,605
Total Current Assets	10,885,608	15,292,943

OTHER ASSETS
Cash - restricted	1,086,593	1,095,411
Property and equipment, net	22,698,618	22,903,154
Long-term right of use assets, net	704,627	726,194
Investment in LLC – Related Party	2,500,000	2,500,000
Note Receivable	685,000	350,000
Total Other Assets	27,674,838	27,574,759

TOTAL ASSETS	$38,560,446	$42,872,702

LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)

CURRENT LIABILITIES
Trade payable	$3,013,987	$3,245,566
Non-Trade Payables	1,788,280	1,950,567
Accounts payable – related party	3,241,109	3,932,716
Accrued interest	1,001,457	1,325,286
Due to affiliate, net	69,000	69,000
Current portion of long term-debt	3,736,719	5,283,647
Convertible note payables (net of unamortized discount of $0 and $18,106)	8,912,097	571,618
Current portion of lease liabilities, net	80,858	151,806
Total Current Liabilities	21,843,507	16,530,206

OTHER LIABILITIES
Notes payable	534,543	548,477
Convertible note payables (net of unamortized discount of $0 and $22,549)	-	8,620,412
Remediation liability	19,219,209	18,951,587
Lease liabilities, net	614,708	562,428
Total Other Liabilities	20,368,460	28,682,904

Total Liabilities	42,211,967	45,213,110

STOCKHOLDERS’ DEFICIT
Common stock: $.0001 par value; 230,000,000 shares authorized, 66,156,417 and 65,084,992 shares issued and outstanding	6,616	6,508
Additional paid-in capital	164,888,336	163,441,655
Accumulated deficit	(168,538,589)	(165,793,571)
Total American Resources Corporation Shareholders’ Equity	(3,643,637)
Non Controlling Interesting	(7,884)
Total Stockholders’ Equity (Deficit)	(3,651,521)	(2,345,408)

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIT)	$38,560,446	$42,872,702

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AMERICAN RESOURCES CORPORATION

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

UNAUDITED

	For the three months ended	For the three months ended
	March 31, 2022	March 31, 2021
Cash Flows from Operating activities:
Net loss	$(2,752,902)	$(6,389,857)
Adjustments to reconcile net loss to net cash used in operating activities:
Gain on forgiveness of debt	(1,521,304)	-
Depreciation	626,042	393,530
Amortization of mining rights	303,394	311,685
Accretion expense	267,622	305,636
Accretion of right of use assets	2,899	-
Warrant expense	199,843	115,025
Issuance of common share options for compensation	-	147,000
Amortization of beneficial conversion feature	-	590,464
Issuance of common shares for services	-	188,000
Change in current assets and liabilities:

Accounts receivable	319,312	35,376
Prepaid expenses and other assets	(951,410)	(66,668)
Inventory	(1,236,065)	-
Accounts payable	(393,866)	(1,613,643
Accounts payable related party	(691,607)	33,726
Accrued interest	94,435	(796,248)
Cash provided by (used in) operating activities	(5,733,607)	(6,745,974

Cash Flows from Investing activities:

Cash paid for PPE, net	(724,900)	(565,000)
Capitalized interest	267,875	-
Cash invested in notes receivable	(335,000)
Investment in LLC	-	(2,275,000)
Cash provided by (used in) investing activities	(792,025)	(2,840,000)

Cash Flows from Financing activities:

Principal payments on long term debt	(39,559)	(62,294)
Issuance of common shares for debt and payable conversion	-	1,997,514
Proceeds from convertible note	-	1,620,000
Proceeds from warrant conversions	280,875	2,055,723
Proceeds from sale of common stock, net	-	1,105,001
Cash provided by financing activities	241,316	6,715,944

Increase (decrease) in cash and restricted cash	(6,284,316)	(2,870,030)

Cash and restricted cash, beginning of period	12,588,113	11,201,203

Cash and restricted cash, end of period	$6,303,797	$8,331,173

Supplemental Information
Non-cash investing and financing activities

Conversion of debt to common shares	$1,006,726	$1,997,514
Discount on note due to beneficial conversion feature	$-	$715,740

Cash paid for interest	$3,726	$42,426

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Reconciliation of Non-GAAP Measures

Reconciliation of Adjusted EBITDA to Amounts Reported Under U.S. GAAP

	For the three months ended March 31, 2022	For the three months ended March 31, 2021
Net Income	(2,752,902)	(6,389,857)

Interest & Other Expenses	383,696	491,113
Income Tax Expense	-	-
Accretion Expense	267,622	305,636
Depreciation	646,042	393,530
Amortization of Mining Rights	303,394	311,685
Amortization of Debt Discount & Issuance	-	2,879
Non-Cash Stock, Warrant & Option Comp. Expense	199,843	262,025
Development Costs	6,784,188	1,811,951
PCR Restructuring Expenses	-	-

Total Adjustments	8,584,785	3,578,819

Adjusted EBITDA	5,831,883	(2,811,038)

About American Resources Corporation

American Resources Corporation is a next-generation, environmentally and socially responsible supplier of high-quality raw materials to the new infrastructure market. The Company is focused on the extraction and processing of metallurgical carbon, an essential ingredient used in steelmaking, critical and rare earth minerals for the electrification market, and reprocessed metal to be recycled. American Resources has a growing portfolio of operations located in the Central Appalachian basin of eastern Kentucky and southern West Virginia where premium quality metallurgical carbon and rare earth mineral deposits are concentrated.

American Resources has established a nimble, low-cost business model centered on growth, which provides a significant opportunity to scale its portfolio of assets to meet the growing global infrastructure and electrification markets while also continuing to acquire operations and significantly reduce their legacy industry risks. Its streamlined and efficient operations are able to maximize margins while reducing costs. For more information visit americanresourcescorp.com or connect with the Company on Facebook, Twitter, and LinkedIn.

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Special Note Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements involve known and unknown risks, uncertainties, and other important factors that could cause the Company’s actual results, performance, or achievements or industry results to differ materially from any future results, performance, or achievements expressed or implied by these forward-looking statements.  These statements are subject to a number of risks and uncertainties, many of which are beyond American Resources Corporation’s control.  The words “believes”, “may”, “will”, “should”, “would”, “could”, “continue”, “seeks”, “anticipates”, “plans”, “expects”, “intends”, “estimates”, or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words.  Any forward-looking statements included in this press release are made only as of the date of this release. The Company does not undertake any obligation to update or supplement any forward-looking statements to reflect subsequent events or circumstances. The Company cannot assure you that the projected results or events will be achieved.

PR Contact

Precision Public Relations

Matt Sheldon

917-280-7329

matt@precisionpr.co

Investor Contact:

JTC Team, LLC

Jenene Thomas

833-475-8247

arec@jtcir.com

RedChip Companies Inc.

Todd McKnight

1-800-RED-CHIP (733-2447)

Info@redchip.com

Company Contact:

Mark LaVerghetta

Vice President of Corporate Finance and Communications

317-855-9926 ext. 0

investor@americanresourcescorp.com

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